UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2005

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 7.01 REGULATION FD DISCLOSURE

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

2

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

2004 Named Executive Officer Bonuses

On March 9, 2005, the Board of Directors of Salem Communications Corporation (the “Company”) authorized the payment of the following annual incentive (i.e., bonus) awards to the Company’s named executive officers for the year ended December 31, 2004:

Named Executive Officer	Cash Bonus	Stock Options
Edward G. Atsinger III, President, CEO and Director	$ 501,750	41,515
Stuart W. Epperson, Chairman of the Board	$67,250	13,838
Joe D. Davis, Executive Vice President of Radio	$120,000	5,000
David A. R. Evans, Executive Vice President and Chief Financial Officer	$120,000	5,000
Robert C. Adair, Senior Vice President, Operations	$75,000	—

The grant of all stock options approved by the Board of Directors as set forth in the preceding table is expressly conditioned upon the approval by the Company’s stockholders of an increase of 1,500,000 stock options available under the Company’s 1999 Stock Incentive Plan, as amended (the “1999 Plan”) and the subsequent filing of all required SEC registration statements in connection with said increase in available options (the “Proposed Increase”). The Company’s stockholders will be voting upon the Proposed Increase at the Company’s annual stockholder meeting scheduled on May 18, 2005. The options will vest upon approval of the Company’s stockholders and have an option price of $22.70, the closing price on the date the Board of Directors authorized these grants.

Annual bonuses are designated to reward attainment of short-term and long-term goals and reflect both Company and individual performance. In determining the amounts of cash bonuses and stock options to be awarded to each named executive officer, the Board of Directors evaluated each executive’s performance by considering a variety of factors, including, among others, their ability to develop successful strategies, drive results and achieve favorable financial results for the Company in 2004. Stock option awards to the Company’s officers, including the named executive officers set forth above, are granted pursuant to the 1999 Plan that was last approved by our stockholders in June 2003.

The Company intends to provide additional information regarding the compensation awarded to the named executive officers in respect of and during the year ended December 31, 2004, in the Form 10-K for the Company’s fiscal year ended December 31, 2004, which will be timely filed with the United States Securities and Exchange Commission.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of Joe D. Davis as Principal Operating Officer

On March 9, 2005, the Board of Directors of the Company appointed Joe D. Davis to Chief Operating Officer (“COO”), effective immediately. Mr. Davis will continue in his role as Executive Vice President of Radio in addition to serving as COO and will continue to report directly to Edward G. Atsinger, III, the Company’s CEO.

Mr. Davis is 60 years old and has been Salem’s Executive Vice President of Radio since 2003. Prior to that time, Mr. Davis was Executive Vice President, Operations since 2001, Senior Vice President of Salem since 2000, Vice President, Operations of Salem since 1996 and General Manager of WMCA-AM since 1989. He was also the General Manager of WWDJ-AM since 1994. He has been involved professionally in various aspects of broadcasting since 1967.

Mr. Davis’s employment with the Company continues to be governed by an Employment Agreement entered into by and between Mr. Davis and the Company as of June 15, 1995 (the “Davis Employment Agreement”). The Davis Employment Agreement provides, among other things, that Mr. Davis is an “at-will” employee of the Company and that his compensation shall consist of a base salary plus a discretionary bonus to be determined by the Company. For the year ended December 31, 2004, Mr. Davis’ base salary was $328,600 and his cash bonus compensation (including Company matching contributions to Mr. Davis’ 401(k) account) was $79,009.

ITEM 7.01	REGULATION FD DISCLOSURE

On March 16, 2005, the Company issued a press release regarding the appointment of Joe D. Davis as the Company’s Principal Operating Officer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibit is furnished with this report on Form 8-K:
Exhibit No.	Description
99.1	Press Release dated March 16, 2005, of Salem Communications Corporation appointment of Joe D. Davis as new Chief Operating Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: March 15, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 16, 2005, of Salem Communications Corporation appointment of Joe D. Davis as new Chief Operating Officer

EXHIBIT 99.1

FOR IMMEDIATE RELEASE	CONTACT:	Denise Davis
(805) 384-4508
DeniseD@salem.cc

JOE DAVIS APPOINTED CHIEF OPERATING OFFICER OF SALEM COMMUNICATIONS

CAMARILLO, CA, March 16, 2005 -- Salem Communications Corporation (Nasdaq: SALM), the leading radio broadcaster focused on Christian and family themed programming, has announced the appointment of Joe D. Davis to executive vice president and chief operating officer of the company, effective immediately. Davis has been executive vice president of radio for the company since 2003. Davis’ new duties will include day-to-day operational oversight of all of Salem Communication’s lines of business including radio broadcasting, news, music and talk programming, network syndication, and non-broadcast activities that include Salem Publishing and Salem Web Network. Davis will continue to report directly to Edward G. Atsinger III, president and chief executive officer.

Edward G. Atsinger III, commented, “Joe has successfully championed our efforts to expand our national footprint in radio and develop our strategic formats, most recently in Contemporary Christian Music and in News Talk. Over the 15 years that I have known Joe, I have developed a tremendous regard for his ability to execute the strategies of the company, his performance in the face of tremendous challenges, and the strength of his character. His leadership will prove extremely valuable as we continue to grow Salem as a company that creates and distributes programming and content that is consistent with Christian and heartland values.”

“I am honored by this appointment, humbled by its scope and energized by the opportunities for growth and impact across all of our platforms,” said Davis. “There is a large and growing audience interested in the kind of content that we develop and distribute. We will work diligently to continue to deliver on our mission with excellence and integrity.”

Joe Davis began his career with Salem Communications in 1989 as general manager of WMCA-AM, New York, and in 1994, also became general manager of WWDJ-AM, New York. He was appointed vice president operations in 1996, and was promoted to senior vice president in 2000. The next year he was named executive vice president, operations and was promoted to head of radio in 2003.

Davis served as president of Davis Eaton Corporation in Phoenix, Arizona, president of Vintage Advertising Agency and as vice president and executive director of the Christian Fund for the Disabled. He has been involved professionally in various aspects of broadcasting since 1967.

Davis is married to the former Carolyn Bradley, and they have four adult children and six grandchildren. He and his family will relocate to the corporate office in California from the current East Coast office in New Jersey.

Salem Communications Corporation (Nasdaq:SALM), headquartered in Camarillo, CA, is the leading U.S. radio broadcaster focused on Christian and family themes programming. Upon the close of all announced transactions, the company will own 105 radio stations, including 68 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to more than 1,900 affiliates; Salem Radio Representatives™, a national sales force; Salem Web Network™, the leading Internet provider of Christian content and online streaming; and Salem Publishing™, a leading publisher of Christian themed magazines. Information may be accessed at the company’s website, www.salem.cc.

###

Editor’s Note: Digital photos of Mr. Davis are available from Salem Communications. Contact Denise Davis at DeniseD@salem.cc